SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2015

4Net Software, Inc.

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(Exact Name of Registrant as Specified in Charter)

Delaware	33-131110-NY	22-1895668
(State or other	(Commission File No.)	(I.R.S. Employer
Jurisdiction of		Identification Number)
Incorporation)

31248 Oak Crest Drive, Suite 110, Westlake Village, California 91361

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(Address of Principal Executive Office) (Zip Code)

(805) 416-7054

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(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous independent accountants

(i) On July 1, 2015 the registrant dismissed Excelsis Accounting Group as its independent accountants.

(ii) The reports of Excelsis Accounting Group on the financial statements for the fiscal years ended September 30, 2014 and September 30, 2013 contained no adverse opinion or disclaimer of opinion and were not modified as to audit scope or accounting principles. The report of Excelsis Accounting Group on the financial statements for the fiscal year ended September 30, 2014 contained an explanatory paragraph relating to the uncertainty of the registrant's ability to continue as a going concern.

(iii) The Board of Directors of the registrant, participated in and approved the decision to change independent accountants.

(iv) In connection with its audits for the two most recent fiscal years and through June 30, 2015, there have been no disagreements with Excelsis Accounting Group on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Excelsis Accounting Group would have caused them to make a reference thereto in their report on the financial statements for such periods.

(v) During the two most recent fiscal years and through June 30, 2015, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(vi) The registrant has requested that Excelsis Accounting Group furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter Excelsis Accounting Group is attached hereto as Exhibit 16.1 to this Form 8-K

(b) New independent accountants.

(i) The registrant engaged Anton & Chia, LLP as its new independent accountants, as of July 1, 2015. During the two most recent fiscal years and through June 30, 2015 the registrant has not consulted Anton & Chia, LLP regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of the registrant, and either a written report was provided to the registrant or oral advice was provided that Anton & Chia, LLP concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing, or financial reporting issue.

(ii) During the two most recent fiscal years and through June 30, 2015 the registrant has not consulted Anton & Chia, LLP regarding any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

(iii) the registrant has requested that Anton & Chia, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter from Anton & Chia, LLP is attached hereto as Exhibit 16.2 to this Form 8-K.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following Exhibits are hereby filed as part of this Current

Report on Form 8-K:

Exhibit	Description

16.1	Letter from Excelsis Accounting Group

16.2	Letter from Anton & Chia, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, 4net Software, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2015

4net Software, Inc.
(Registrant)

By:	/s/ STEVEN N. BRONSON
Steven N. Bronson,
CEO and President